UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 24, 2001

ARBITRON INC.
(Exact Name of Registrant as Specified in Its Charter)

1-1969
(Commission File Number)

Delaware (State or other jurisdiction of incorporation or organization)	52-0278528 (I.R.S. Employer Identification No.)

142 West 57th Street
New York, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 887-1300
(Registrant’s telephone number, including area code

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      c.

            Exhibits

            99.1

                     Arbitron Inc. News Release dated April 24, 2001.

Item  9. Regulation FD Disclosure.

      On April 24, 2001, we issued a press release reporting first quarter 2001 earnings results. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARBITRON INC.

/s/ DOLORES L. CODY DOLORES L. CODY Vice President and Chief Legal Officer

      Dated: April 24, 2001

INDEX TO EXHIBITS

Exhibit No.	Item	Method of Filing
99.1	Arbitron Inc. News Release dated April 24, 2001	Filed Electronically

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